CERTIFICATE OF STOCK

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
    COMMON STOCK                      [VITA FOOD PRODUCTS LOGO]               COMMON STOCK
       NUMBER                                                                     SHARES
      VFP
INCORPORATED UNDER THE LAWS                                                  CUSIP 928450 10 5
  OF THE STATE OF NEVADA               VITA FOOD PRODUCTS, INC.     SEE REVERSE FOR CERTAIN ABBREVIATIONS
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THIS CERTIFIES that ________________ is the owner of _________________

       FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                      $.01 PAR VALUE PER SHARE, OF

                        VITA FOOD PRODUCTS, INC.

(hereinafter, called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by his duly authorized Attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers

Dated:

/s/ Clark L. Feldman             [SEAL]         /s/ Stephen D. Rubin
SECRETARY                                       PRESIDENT

VITA FOOD PRODUCTS, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ___________Custodian___________
                    (Cust)             (Minor)

        under Uniform Gifts to Minors
        Act______________________________
                  (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
 ___________________
|___________________|_____________________________________________________

__________________________________________________________________________
              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                    INCLUDING ZIP CODE OF ASSIGNEE)

__________________________________________________________________________

__________________________________________________________________________

____________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________ ________________________________ Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated ________________________________


                                       _______________________________________
                                       NOTICE: THE SIGNATURE(S) TO THIS
                                       ASSIGNMENT MUST CORRESPOND WITH THE
                                       NAME(S) AS WRITTEN UPON THE FACE
                                       OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE
                                       WHATEVER.

SIGNATURE(S) GUARANTEED:


_________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.